DEBT	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
DEBT
DEBT

(in thousands of $)	2017	2016
Total debt, net of deferred finance charges	1,371,034	1,374,710
Less: Current portion of long-term debt due to third parties, net of deferred finance charges	(118,850)	(78,101)
Long-term debt, net of deferred finance charges	1,252,184	1,296,609

Our outstanding debt as of December 31, 2017 is repayable as follows:

Year Ending December 31, (in thousands of $)
2018	122,317
2019	135,183
2020	202,000
2021	716,000
2022 and thereafter	212,084
Total debt	1,387,584
Less: deferred finance charges	(16,550)
Total debt, net deferred finance charges	1,371,034

As of December 31, 2017 and 2016, the maturity dates for our total debt were as follows:

(in thousands of $)	2017	2016	Maturity date
$800 million credit facility	672,000	740,667	2021
2015 Norwegian Bonds	150,000	150,000	2020
2017 Norwegian Bonds	250,000	—	2021
NR Satu Facility	103,500	117,800	2019
Eskimo SPV Debt	212,084	232,931	2025 *
High-Yield Bonds	—	150,452	2017
Total debt	1,387,584	1,391,850
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* The maturity date of the Eskimo SPV debt is based on management’s best estimate and subject to change pending the receipt of the audited financial statements of the VIE. In absence of the audited financial statements of the VIE at year end, we confirmed the maturity date directly with the SPV.

$800 million credit facility

In April 2016, we entered into an $800.0 million senior secured credit facility (the “$800 million credit facility”) with a syndicate of banks to refinance existing financing arrangements secured by seven of our existing vessels. The vessels included in this facility are the Golar Freeze, the Golar Grand, the Golar Igloo, the Golar Maria, the Golar Spirit and the Golar Winter and the Methane Princess.

The $800 million credit facility has a five year term and the initial credit facility consisted of a $650.0 million term loan facility and a $150.0 million revolving credit facility. The revolving credit facility was reduced by $25.0 million on September 30, 2017 and will be reduced by a further $50.0 million by September 30, 2018. As of December 31, 2017, we had fully drawn down on the revolving credit facility of $125.0 million. The term loan facility is repayable in quarterly installments with a total final balloon payment of $378.0 million together with any amounts outstanding under the revolving facility, the maximum amount of which in 2021 would be $75.0 million. The $800 million credit facility bears interest at a rate of LIBOR plus a margin of 2.5%. As of December 31, 2017, the balance outstanding under the $800 million credit facility amounted to $672.0 million.

2015 Norwegian Bonds

In May 2015, we completed the issuance and sale of $150 million aggregate principal amount of five years non-amortizing bonds in Norway (the “2015 Norwegian Bonds”). The 2015 Norwegian Bonds mature on May 22, 2020 and bear interest at a rate of LIBOR plus 4.4%. In connection with the issuance of the 2015 Norwegian Bonds, we entered into an economic hedge interest rate swap arrangement to reduce the risk associated with fluctuations in interest rates by converting the floating rate of the interest obligation under the 2015 Norwegian Bonds to an all-in fixed rate of 6.275%.

2017 Norwegian Bonds

On February 15, 2017, we completed the issuance and sale of $250.0 million aggregate principal amount of our 2017 Norwegian Bonds which will mature in May 2021 and bear interest at a rate of 3-month LIBOR plus 6.25%. In connection with the issuance of the 2017 Norwegian Bonds, we entered into economic hedge interest rate swaps to reduce the risk associated with fluctuations in interest rates by converting the floating rate of the interest obligation under the 2017 Norwegian Bonds to an all-in interest rate of 8.194%. The 2017 Norwegian Bonds were listed on the Oslo Bors in July 2017.

NR Satu Facility

In December 2012, PTGI, the company that owns and operates the NR Satu, entered into a seven year $175.0 million secured loan facility (or the NR Satu Facility). The NR Satu Facility is split into two tranches, a $155.0 million term loan facility and a $20.0 million revolving facility. The facility is with a syndicate of banks and bears interest at LIBOR plus a margin of 3.5%. We drew down $155 million on the term loan facility in December 2012. The loan is payable on a quarterly basis with a final balloon payment of $52.5 million payable in November 2019. In 2016, we drew down $20.0 million under the revolving facility. As of December 31, 2017, we had $103.5 million of borrowings outstanding under the NR Satu facility. The facility requires certain cash balances to be held on deposit during the period of the loan. These balances are referred to in these consolidated financial statements as restricted cash. As of December 31, 2017, the value of the restricted cash deposit secured against the loan was $10.3 million.

Eskimo SPV Debt

In November 2015, we entered into a sale and leaseback transaction pursuant to which we sold the Golar Eskimo to Eskimo SPV, a subsidiary of CMBL, and leased back the vessel under a bareboat charter for a monthly hire rate.

In November 2015, Eskimo SPV, which is the legal owner of the Golar Eskimo, entered into a long-term loan facility (the “Eskimo SPV Debt”). Eskimo SPV was determined to be a VIE of which we are deemed to be the primary beneficiary, and as a result, we are required to consolidate the results of Eskimo SPV. Although consolidated into our results, we have no control over the funding arrangements negotiated by Eskimo SPV, such as interest rates, maturity, and repayment profiles. In consolidating Eskimo SPV, we must make certain assumptions regarding the debt amortization profile and the interest rate to be applied against Eskimo SPV’s debt principal. The Eskimo SPV Debt is non-amortizing, with a final balloon payment of $212.1 million due in 2025. The facility bears interest at LIBOR plus a margin. See note 5.

Repayment of High-Yield Bonds

We used the proceeds from the issuance of our 2017 Norwegian Bonds to repay our High-Yield Bonds and related swap obligations before and on their maturity in October 2017. The High-Yield Bonds were senior bonds issued in 2012 in an initial amount of NOK1,300 million (equivalent to approximately $227 million) with a maturity date in October 2017. The bonds bore interest at three months NIBOR plus a margin of 5.20% payable quarterly. All interest and principal payments on the bonds were swapped into U.S. dollars including fixing interest payments at 6.485%. In connection with the issuance of the High-Yield Bonds, in order to hedge our exposure, we entered into a non-amortizing cross currency interest rate swap agreement. The swap hedged both the full redemption amount of the NOK denominated obligation and the related quarterly interest payments. We designated the swap as a cash flow hedge (see note 23).

Debt and lease restrictions

As of December 31, 2017, we were in compliance with all covenants under our existing debt and lease agreements. The following summarizes the operating and financing restrictions and covenants contained in the agreements governing our debt arrangements.

$800 million credit facility

The $800.0 million senior secured credit facility requires us to maintain as of the end of each quarterly period during and as of the end of each fiscal year:

•free liquid assets of at least $30.0 million until the maturity date;
•a minimum EBITDA to debt service ratio of 1.15:1;
•a maximum net debt to EBITDA ratio of 6.5:1; and
•a consolidated net worth of $250.0 million.

In addition, the aggregate fair market value of the seven vessels must at all times be at least 110% of the outstanding facility amount.

NR Satu Facility

The NR Satu facility requires us to maintain, as of the end of each quarter, and as of the end of each fiscal year:

•	free liquid assets of at least $30 million;

•	a minimum EBITDA to debt service ratio of 1.15:1; and

•	a maximum net debt to EBITDA ratio of 6.5:1.

In addition, the NR Satu facility requires PT Golar Indonesia to maintain a minimum debt service coverage ratio of 1.10:1, at any time during the period.

Eskimo SPV Debt

The bareboat charter and the related agreements governing our sale and leaseback of the Golar Eskimo require us to maintain:

•	free liquid assets of at least $30 million throughout the charter period;

•	a maximum net debt to EBITDA ratio of 6.5:1; and

•	a consolidated tangible net worth of $123.95 million.

In addition, from the third year anniversary of the commencement of the bareboat charter, we have an annual option to repurchase the vessel at fixed pre-determined amounts, with an obligation to repurchase the vessel at the end of the ten year lease period. In addition, the fair market of value the Golar Eskimo must at all times be at least 110% of the outstanding capital balance (as reduced from time to time).

2015 Norwegian Bonds and 2017 Norwegian Bonds

The financial covenants under the bond agreements require us to maintain as of the end of each quarterly period during and as of the end of each fiscal year:

•	free liquid assets of at least $30 million;

•	a minimum EBITDA to debt service ratio of 1.15:1; and

•	a maximum net debt to EBITDA ratio of 6.5:1.

In addition, we are required to provide the documents and information necessary to maintain the listing and quotation of the bonds on the Oslo Bors.